UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No. )

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BOULDER GROWTH & INCOME FUND, INC.
(Exact Name of Registrant as Specified in Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  BOULDER GROWTH & INCOME FUND, INC.
June 6, 2018

Dear Stockholders:

The enclosed Proxy Statement discusses two proposals to be voted upon by stockholders ("Stockholders") of Boulder Growth & Income Fund, Inc. (the "Fund"). Please review the Proxy Statement and cast your vote on each proposal. After consideration of each of the proposals, the Board of Directors of the Fund (the "Board" or the "Directors") unanimously approved each proposal. The Board recommends that you vote FOR each proposal.

The Board, as part of its continued stewardship of the Fund and its Stockholders, has approved a new advisory and administrative structure for the Fund that will reduce the Fund's overall expenses and fees through the provision of an integrated set of high-quality advisory and administrative services under a single platform, while ensuring that the Fund continues to receive the high quality portfolio management services it previously received. Under the proposed arrangement, and if approved by you, ALPS Advisors, Inc. ("ALPS") will take over the role of the investment adviser to the Fund, and Rocky Mountain Advisers, LLC ("RMA") (which served as a co-investment adviser for the Fund until May 31, 2018) will serve as the sub-adviser to the Fund. Stewart West Indies Trading Company, Ltd. (d/b/a Stewart Investment Advisers) ("SIA"), which served as the other co-investment adviser until May 31, 2018, no longer provides advisory services to the Fund. Beginning June 1, 2018, each of ALPS and RMA serves as investment adviser and sub-adviser to the Fund pursuant to an interim advisory and interim sub-advisory agreement, respectively, as discussed in greater detail in the enclosed Proxy Statement.

Under this new structure, ALPS will provide investment services to the Fund at an annual rate of 0.95% of the Fund's average net assets, plus assets attributable to leverage, minus liabilities. Under the proposed arrangement, RMA (the "Sub-Adviser") will continue to provide the Fund with portfolio management services as a sub-adviser to the Fund. The Fund's investment strategies will not change and the overall advisory fees will be reduced as a result of these changes. This lower fee, combined with the reduction in administrative fees resulting from ALPS' affiliate, ALPS Fund Services, Inc.'s transition from the Fund's co-administrator to sole administrator (described in greater detail in the enclosed Proxy Statement), will result in significant cost savings for the Fund.

In connection with the changes described above, at a Special Meeting of Stockholders to occur on July 17, 2018 (the "Special Meeting"), Stockholders, like yourself, are being asked to vote upon the appointment of ALPS as the Fund's new investment adviser and to vote upon the appointment of RMA as the Fund's new sub-adviser. The enclosed Notice of Special Meeting of Stockholders and Proxy Statement set forth information relating to the proposals to be addressed at the Special Meeting. Approval of the new agreements will NOT change the name of the Fund or alter the number of shares you own of the Fund. The Directors believe that the proposals are important and recommend that you read the enclosed materials carefully. After careful consideration, the Board has unanimously approved the proposals and recommends that you vote "FOR" each proposal.

Your vote is important regardless of how many shares you own. To avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Special Meeting.  Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote.  To vote by telephone, please call the toll-free number on your proxy card and follow the recorded instructions, using your proxy card as a guide.  To vote by mail, please complete, sign, date and mail the enclosed proxy card.  No postage is required if you use the accompanying envelope to mail the proxy card in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting and elect to vote in person.  Instructions for the proper execution of proxies are set forth on the inside cover.

Very truly yours,

/s/ Joel Looney

Joel Looney
 President

 BOULDER GROWTH & INCOME FUND, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held On
 July 17, 2018

1290 Broadway, Suite 1100,
 Denver, CO 80203

To Stockholders of Boulder Growth & Income Fund, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of Boulder Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held on July 17, 2018, at 10:00 a.m. Mountain Standard Time, at the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, for the following purposes:

1.	To approve a new investment advisory agreement between the Fund and ALPS Advisors, Inc. ("ALPS");

2.	To approve a new sub-advisory agreement with respect to the Fund between ALPS and Rocky Mountain Advisers, LLC ("RMA"); and

3.	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended) unanimously recommends that you vote FOR each of the proposals.

The Board has fixed the close of business on May 25, 2018 as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof.

By order of the Board,

/s/ Christopher Moore

Christopher Moore
Secretary, Vice President
Boulder Growth & Income Fund, Inc.

June 6, 2018

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the information contained within.  Your vote is important. If you have any questions, please do not hesitate to call us at 1-888-456-7090.

QUESTIONS AND ANSWERS

Q.	What is being proposed?
A.
The Fund's Board of Directors ("Board", "Board of Directors," or the "Directors), as part of its continued stewardship of the Fund and its stockholders ("Stockholders"), has approved a new advisory and administrative structure for the Fund intended to reduce the Fund's overall expenses and fees through the provision of an integrated set of high-quality advisory and administrative services under a single platform, while ensuring that the Fund continues to receive the high quality portfolio management services it previously received.

Under the proposed arrangement, ALPS Advisors, Inc. ("ALPS") will serve as the Fund's investment adviser and will be responsible for the Fund's overall investment strategy and its implementation, as well as general management of the Fund. Rocky Mountain Advisers, LLC ("RMA" or the "Sub-Adviser") (which served as a co-investment adviser for the Fund until May 31, 2018) will serve as the sub-adviser to the Fund and provide the Fund with portfolio management services.  In addition, ALPS' affiliate, ALPS Fund Services, Inc. ("AFS") will transition from the Fund's co-administrator to sole administrator.

To allow the Fund to receive the benefits of this new structure and retain ALPS and RMA as adviser and sub-adviser, respectively, Stockholders are being asked to approve (i) the Investment Advisory Agreement between the Fund and ALPS, and (ii) the Sub-Advisory Agreement between ALPS and RMA, with respect to the Fund.

Q.	What events led to the Board of Directors requesting Stockholder approval of the Fund's New Advisory Structure?

A.
Until May 31, 2018, Stewart West Indies Trading Company, Ltd. (d/b/a Stewart Investment Advisers) ("SIA") and RMA served as the Fund's co-investment advisers (each a "Co-Investment Adviser" and together, the "Co-Investment Advisers") and were responsible for the Fund's overall investment strategy and its implementation pursuant to an advisory agreement between each of SIA and RMA and the Fund (together, the "Former Advisory Agreements"). At the Board of Directors meeting held May 10, 2018, SIA indicated to the Board that it no longer intended to serve as a Co-Investment Adviser to the Fund. As a result, at a meeting of the Fund's Board of Directors held on the same day, the Board, including the non-interested Directors, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), unanimously voted to terminate the Former Advisory Agreements, each such termination effective as of the close of business on May 31, 2018. In addition, the Board, including the Independent Directors, unanimously approved a new investment advisory agreement between the Fund and ALPS (the "New Advisory Agreement"), and a new sub-advisory agreement between ALPS and RMA (the "New Sub-Advisory Agreement" and together, the "New Advisory Structure"), each subject to approval by Stockholders of the Fund.

In addition, at the same meeting, the Board, including the Independent Directors, unanimously approved an interim advisory agreement between the Fund and ALPS (the "Interim Advisory Agreement"), and an interim sub-advisory agreement between ALPS and RMA (the "Interim Sub-Advisory Agreement"), each effective as of June 1, 2018. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will have a term ending 150 days from the effective date, or until the New Advisory Agreement and New Sub-Advisory Agreement each are approved by the Stockholders. Implementation of these interim agreements will ensure that the Fund continues to receive the necessary investment advisory services while Stockholder votes are sought on the proposals.

Q.	Will the Fund pay higher advisory fees under the New Advisory Structure?
A.
No.  The overall advisory fees that the Fund will pay pursuant to the New Advisory Agreement will be lower than the fees that the Fund paid pursuant to the Former Advisory Agreements.

Under the Former Advisory Agreements, the Fund paid after the end of each calendar month an aggregate fee for the previous month at an annual rate of 1.00% on average monthly net assets plus leverage. Under the New Advisory Agreement, the Fund will pay advisory fees to ALPS at an annual rate of 0.95%, calculated monthly, of the Fund's average managed assets. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Under the New Sub-Advisory Agreement, ALPS will pay RMA 0.8125% of the Fund's average Managed Assets in exchange for RMA's sub-advisory services. However, RMA's sub-advisory fee will be paid by ALPS, not the Fund, and will not result in any additional fees incurred by the Fund.

Q.	What are the other expected benefits to Stockholders of moving to the New Advisory Structure?
A.
In addition to the reduction in advisory fees noted above, the Board believes that Stockholders will benefit by moving to the new advisory structure in other ways as well. This is because ALPS can offer the Fund an integrated set of high-quality advisory and administrative services under a single platform, which we believe will allow for greater efficiencies and enhanced coordination among various advisory and administrative functions. ALPS' administration team is well integrated with all critical functions related to the Fund's business, including portfolio management, compliance, legal, accounting and tax, account management, shareholder communications/services and technology because its affiliate, AFS, has served as the co-administrator to the Fund since 2008.  In conjunction with the Board's approval of the New Advisory Structure, the Board also approved AFS as the Fund's sole administrator to provide all administrative and fund accounting services to the Fund, beginning on June 1, 2018. The other former co-administrator informed the Board that, effective as of the close of business on May 31, 2018, it would no longer offer administrative services to the Fund. As a result of this change, it is anticipated that the overall administrative fees will be lower under the new administration agreement between ALPS and the Fund, and we believe that the Fund and Stockholders will realize significant cost savings by having advisory and administrative services provided under one umbrella by ALPS.

As discussed in more detail in the Proxy Statement, the Board estimates that the Stockholders will see an aggregate annualized reduction of Fund expenses of approximately 0.13% of the Fund's net assets resulting from the New Advisory Structure and the related appointment of AFS as the Fund's sole administrator.

Further, we believe that the new structure will allow RMA to focus solely on portfolio management, its core strength, which should also benefit the Fund and Stockholders.

Q.	Will approval of the New Advisory Structure change the Fund's investment strategy or portfolio management team?
A.
The Fund's investment strategies will not change as a result of these changes, and you will still own the same number of shares of the Fund. It is anticipated that the majority of the portfolio management team that was responsible for day-to-day management of the Fund under the Former Advisory Agreements will continue to provide portfolio management services to the Fund if RMA is approved as the new Sub-Adviser. We believe that the new structure will allow RMA to focus solely on the Fund's portfolio management, while ALPS will focus on the Fund's overall investment strategy, its implementation, management of Fund operations, and oversight of RMA. As discussed above and elsewhere in this Proxy Statement, until RMA is approved by the Stockholders as the new Sub-Adviser, the advisory services will be provided to the Fund under the Interim Advisory Agreement and Interim Sub-Advisory Agreement.

Q.	What other differences are there between the New Advisory Agreements and the Former Advisory Agreements?
A.
Although the terms of the New Advisory Agreement differ in certain respects from those of each Former Advisory Agreement, those differences are not material, except for the fact that, under the New Advisory Agreement, Stockholders will pay a lower overall advisory fee, as discussed in greater detail above and in the proxy statement. If approved by Stockholders, the New Advisory Agreement and New Sub-Advisory Agreement will each have an initial two-year term and will be subject to annual renewal thereafter.

Q.	Who is paying for this proxy?
A.
The Board believes that approval of these proposals will provide Stockholders with substantial on-going savings even after considering the costs of obtaining Stockholder approval.  Accordingly, Stockholders will bear the costs associated with this proxy. These costs are estimated to be $110,000.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q.	How does the Board of Directors recommend that I vote?

A.	The Board of Directors recommends that you vote FOR each of the proposals.

Q.	Who is entitled to vote?

A.	If you owned shares of the Fund as of the close of business on May 25, 2018 (the "Record Date"), you are entitled to vote.

Q.	Will the Fund's name change?

A.	There are no plans for the Fund's name to change if the proposals are approved.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:	Call the number printed on the enclosed proxy card(s);

By Internet:	Access the website address printed on the enclosed proxy card(s); or

In Person:	Attend the Special Meeting as described in the Proxy Statement.

Q.	What vote is required to approve each proposal?

A.
Approval of each of the New Advisory Agreement and New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR each proposal.

Q.	May I revoke my proxy?

A.
You may revoke your proxy at any time prior to its exercise by (i) giving written notice to the Fund's Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Special Meeting to be held at the time and place set forth in this Proxy Statement.

Q.	How can I obtain a copy of the Fund's annual report?

A.
If you would like to receive a copy of the latest annual report for the Fund, please call 866-228-4853, or write to the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203. The report will be furnished free of charge.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-888-456-7090.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

BOULDER GROWTH & INCOME FUND, INC.

1290 Broadway, Suite 1100
 Denver, CO 80203

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

to be held on July 17, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boulder Growth & Income Fund, a Maryland corporation (the "Fund"), to be used at the special meeting of stockholders ("Stockholders") of the Fund to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 on July 17, 2018, at 10:00 a.m. Mountain Standard Time and at any adjournments or postponements thereof (the "Special Meeting").

At the Special Meeting, Stockholders will be asked to consider the following proposals:

Proposal

1.	To approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and ALPS Advisors, Inc. ("ALPS");

2.	To approve a new sub-advisory agreement with respect to the Fund between ALPS and Rocky Mountain Advisers, LLC ("RMA" or the "Sub-Adviser") (the "New Sub-Advisory Agreement"); and

3.	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on May 25, 2018, as the record date (the "Record Date") for the determination of Stockholders entitled to notice of and to vote at the Special Meeting.  This Proxy Statement, the accompanying Notice of Special Meeting and the Proxy Card are first being mailed to registered Stockholders on or about June 6, 2018.

If the enclosed proxy is properly executed and returned by July 17, 2018, in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the proposals set forth in this Proxy Statement, and in the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.  Any Stockholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) giving written notice to the Fund's Secretary at 1290 Broadway, Suite 1100, Denver, CO 80203, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Special Meeting to be held at the time and place set forth in this Proxy Statement.

As of the Record Date, the Fund had 105,920,635 shares of common stock issued and outstanding.  Each share of common stock is entitled to cast one vote, with no cumulative voting rights.

The Fund's Annual Report to Stockholders for the year ended November 30, 2017 has been mailed to Stockholders. The Fund will furnish, without charge, a copy of its most recent Annual Report to any Stockholder who requests it by contacting the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling toll-free 866-228-4853. These reports are also available on the Fund's website at: www.boulderfunds.net.  The Annual Report is not to be regarded as proxy solicitation material.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background and Summary

The Fund's Board of Directors ("Board", the "Board of Directors," or the "Directors"), as part of its continued stewardship of the Fund and its stockholders ("Stockholders"), has approved a new advisory structure for the Fund intended to reduce the Fund's overall expenses and fees through the provision of an integrated set of high-quality advisory and administrative services under a single platform, while ensuring that the Fund continues to receive the high quality portfolio management services it previously received.

From March 20, 2015 until May 31, 2018, SIA and RMA served as the Fund's co-investment advisers (each a "Co-Investment Adviser" and together, the "Co-Investment Advisers") pursuant to an investment advisory agreement between each of them and the Fund (each a "Former Advisory Agreement" and together, the "Former Advisory Agreements"). SIA and RMA made investment decisions for the Fund, arranged portfolio transactions for the Fund, managed the Fund's investments in accordance with the stated policies of the Fund, and continuously reviewed and administered the Fund's investment programs and managed the Fund's operations under the general supervision of the Board. Under the Fund's Former Advisory Agreements, the Fund paid SIA and RMA after the end of each calendar month an aggregate fee for the previous month at an annual rate of 1.00% on average monthly net assets plus leverage. The effective date of each Former Advisory Agreement is March 20, 2015. Each Former Advisory Agreement was last submitted to a stockholder vote on November 14, 2014; this submission was in connection with the reorganization of Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. into the Fund.

At a meeting of the Board on May 10, 2018, the Board unanimously approved a plan whereby, subject to approval by Stockholders, ALPS will take over the role of investment adviser to the Fund pursuant to an advisory agreement between ALPS and the Fund (the "New Advisory Agreement") for a contractual investment advisory fee at an annual rate of 0.95%, calculated monthly, of the Fund's average managed assets. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Also, subject to Stockholder approval, RMA will provide sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and ALPS (the "New Sub-Advisory Agreement"). As a result, the Fund's advisory fees will decrease due to the engagement of ALPS under the New Advisory Agreement. This lower fee, combined with the reduction in administrative fees resulting from ALPS' affiliate, ALPS Fund Services, Inc.'s ("ALPS Fund Services"), transition from the Fund's co-administrator to sole administrator (described in greater detail below), will result in significant cost savings for the Fund. The Board estimates that the Stockholders will see an aggregate annualized reduction of Fund expenses of approximately 0.13% of the Fund's net assets resulting from these changes.

A summary of the Board's considerations in unanimously approving the New Advisory Agreement and the New Sub-Advisory Agreement is provided below in the section titled "Board Considerations."

At the Board meeting on May 10, 2018, the Board also approved an interim advisory agreement between ALPS and the Fund (the "Interim Advisory Agreement") and an interim sub-advisory agreement between ALPS and RMA (the "Interim Sub-Advisory Agreement"), each effective as of June 1, 2018, pursuant to which ALPS and RMA will act as the interim investment adviser and sub-adviser, respectively. The Interim Advisory Agreement and Interim Sub-Advisory Agreement are described in greater detail below.

In addition, to effect the changes described above, the Board, at its May 10, 2018 meeting, unanimously approved the termination of the Former Advisory Agreements, effective on the close of business May 31, 2018, each of which was permitted by its terms without the payment of any penalty, upon the agreement of both parties.

The Proposal

Stockholders of the Fund are being asked to vote to approve the New Advisory Agreement allowing the appointment of ALPS as the new investment adviser to the Fund. If approved by Stockholders, the New Advisory Agreement for the Fund will become effective upon the date of such approval.

Description of the Former Advisory Agreements and New Advisory Agreement

The form of the New Advisory Agreement is set forth in Appendix A to this Proxy Statement.

Although the terms of the New Advisory Agreement differ in certain respects from those of each Former Advisory Agreement, those differences are not material, except for the fact that, under the New Advisory Agreement, the Stockholders will pay a lower overall advisory fee. ALPS has advised the Board that it does not anticipate that its engagement as investment adviser to the Fund will result in any reduction in the quality of services now provided to the Fund. In addition, ALPS will also enter into the New Sub-Advisory Agreement with RMA, pursuant to which ALPS, not the Fund, will pay RMA a sub-advisory fee.

The next several paragraphs briefly summarize some important provisions of the Former Advisory Agreements and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the Fund's New Advisory Agreement contained in Appendix A.

Services Provided by ALPS. The New Advisory Agreement requires ALPS to provide general management services to the Fund and to assume overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the review and approval of the Board of Directors. ALPS is responsible for furnishing a continual investment program for the Fund, making investment decisions for the Fund (or delegating such responsibility to a sub-adviser), reviewing asset allocations and investment policies with the Board every quarter, monitoring and evaluating the services provided by the Sub-Adviser, and reporting periodically to the Board of Directors concerning the implementation of the investment programs, among other things.

Fees. Under the New Advisory Agreement, the Fund will pay ALPS an investment advisory fee as compensation for its services to the Fund, at an annual rate of 0.95% of the Fund's average Managed Assets. The Fund's investment advisory fee rate under the New Advisory Agreement is lower than the investment advisory fee rate under the Former Advisory Agreements. Under the Former Advisory Agreements, the Fund paid an advisory fee at an annual rate of 1.00% of the Fund's average Managed Assets.

During the fiscal year ended November 30, 2017, the Fund incurred investment advisory fees under the Former Advisory Agreements of $12,829,810. Had the New Advisory Agreement been in place, the Fund's advisory fees would have been approximately $12,188,320, a reduction of approximately $641,490.

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"); or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may, on sixty (60) days written notice to the Adviser, be terminated without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the 1940 Act. The 1940 Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of ALPS. The New Advisory Agreement provides that ALPS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by ALPS of its obligations and duties under the New Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). This liability provision is substantially similar to the liability provisions of the Former Advisory Agreements, except that the Former Advisory Agreements did not include language regarding a breach of fiduciary duty.

Differences between the Former Advisory Agreements and New Advisory Agreement. Although the terms of the New Advisory Agreement differ in certain respects from those of each Former Advisory Agreement, those differences are not material, except for the advisory fees, dates of effectiveness and terms, and parties, as described above.   In addition, ALPS will provide the Fund with certain officers, as requested by the Fund.

Interim Advisory Agreement

Concurrent with the termination of the Former Advisory Agreements, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Directors, unanimously approved the Interim Advisory Agreement at an in-person meeting on May 10, 2018. The effective date for the Interim Advisory Agreement is June 1, 2018. The Interim Advisory Agreement is substantially similar to the New Advisory Agreement described above except for the term (i.e., the Interim Advisory Agreement is temporary and will expire on the earlier of approval of the New Advisory Agreement or 150 days from its effective date), and the advisory fee to be paid pursuant to the Interim Advisory Agreement will be lower than the fee paid under the Former Advisory Agreements.

The Fund's Change in Administrative Structure

Prior Administrative Structure

Fund Administrative Services, LLC ("FAS") and ALPS Fund Services, Inc. served as co-administrators to the Fund until the close of business on May 31, 2018. FAS is an affiliate of SIA and RMA and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The Fund paid FAS a monthly fee, calculated at an annual rate of 0.15% of the value of the Fund's total net assets (i.e., net assets plus leverage). Pursuant to its agreement with the Fund, FAS provided services including but not limited to the following: negotiation of service provider contracts, oversight of service providers, maintenance of books and records, certain legal services, treasury and accounting services, and other services as requested by the Board.

ALPS Fund Services, an affiliate of ALPS, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Pursuant to its agreements with the Fund, ALPS Fund Services provided services including but not limited to the following: compliance monitoring, printing and filing, general assistance with corporate governance, preparation of documents, performance reporting, tax services, bookkeeping and pricing. As compensation for its services, ALPS Fund Services received certain out-of-pocket expenses and asset-based fees, which were accrued daily and paid monthly. Fees paid to ALPS Fund Services were calculated based on total net assets of the Fund. ALPS Fund Services received a fee equal to (1) the greater of  (i) an annual minimum of $307,627 (subject to annual cost of living increases), or (ii) an application of the following basis point calculation: 0.03% on total net assets up to $1 billion, an annualized fee of 0.02% on total net assets between $1 and $3 billion, and an annualized fee of 0.01% on total net assets above $3 billion; beginning May 1, 2018, in addition to the above, ALPS also received an additional $8,000 annually for services required for the Fund's compliance with new Securities and Exchange Commission regulatory reporting requirements. ALPS Fund Services provided the Fund with its Chief Compliance Officer ("CCO") pursuant to a separate agreement between ALPS, the Fund and FAS.  FAS paid ALPS' fees related to the Fund's CCO, equal to $30,000 (as adjusted for cost of living increases) per year.

New Administrative Structure

At the May 10, 2018 Board meeting, FAS informed the Board that, effective as of the close of business on May 31, 2018, it would no longer offer administrative services to the Fund. As a result of this change and in coordination with the approval of the New Advisory Agreement, the Board of Directors, including the Independent Directors, approved ALPS as the sole administrator to the Fund, effective as of the opening of business on June 1, 2018 (the "New Administrative Structure"). As a result, the overall administrative fee is lower under the new administration agreement between ALPS Fund Services and the Fund. Specifically, the aggregate fee, inclusive of all services described above, will be 0.10% of the Fund's Managed Assets, which constitutes a reduction in administration fees, given that the administration fees paid by the Fund in 2017 totaled approximately 0.18% of the Fund's Managed Assets for the Fund's prior fiscal year. ALPS Fund Services has also contractually agreed to waive all fees for the provision of the Fund's CCO during the period that ALPS serves as the Fund's adviser.

These administrative services under the New Administrative Structure will continue to be provided regardless of whether the Proposals are approved.

Comparison of Fund Fees and Expenses

The tables and examples below are provided to assist Stockholders in understanding and comparing the Fund's fees and expenses under the Former Advisory Agreements and prior administrative structure, on the one hand, and under the New Advisory Agreement and New Administrative Structure, on the other hand.  The information regarding fees and expenses under the Former Advisory Agreements is based on the Fund's expenses for the fiscal year ended November 30, 2017, while the information regarding fees and expenses under the New Advisory Agreement and New Sub-Advisory Agreement is adjusted for contractual changes for the current fiscal year.

Included in the Pro Forma Expenses are contractual savings related to the New Advisory Agreement (shown in the "Management fees" line) and the New Administrative Structure (shown in the "Administration fees" line).  Differences in other expenses are unrelated to the Proposals or New Administrative Structure.

All percentages in the tables are calculated as a percentage of net assets. Tables and examples are shown (i) assuming the actual fiscal year 2017 leverage use and the related borrowing costs and (ii) assuming no use of leverage during the year.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Assuming Leverage Amounts and Borrowing Costs From FY 2017
Boulder Growth & Income Fund Shown as a % of Net Assets	Actual 2017 Expenses under Co-Investment Advisers	Pro Forma Expenses
Management fees: Administration fees: Interest Expenses: Other Expenses Total Expenses	1.04% 0.19% 0.07% 0.10% 1.40%	0.99% 0.10% 0.07% 0.09% 1.26%

Assuming No Use of Leverage During Year
Boulder Growth & Income Fund Shown as a % of Net Assets	Expenses under Co-Investment Advisers	Pro Forma Expenses
Management fees: Administration fees: Other Expenses Total Expenses	1.00% 0.18% 0.10% 1.28%	0.95% 0.10% 0.09% 1.14%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other closed-end funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Leverage Amounts and Borrowing Costs From FY 2017
Boulder Growth & Income Fund	Expenses under Co-Investment Advisers	Pro Forma Expenses
1 Year 3 Years 5 Years 10 Years	$143 $443 $765 $1,678	$128 $400 $691 $1,521

Assuming No Use of Leverage During Year
Boulder Growth & Income Fund	Expenses under Co-Investment Advisers	Pro Forma Expenses
1 Year 3 Years 5 Years 10 Years	$130 $406 $702 $1,543	$116 $362 $627 $1,385

Fees Paid to ALPS or its Affiliates, Affiliated Brokerage and Other Fees

The table below shows fee amounts paid to ALPS or any affiliated person of ALPS during the Fund's most recent fiscal year for the services noted. The Fund made no other material payments to ALPS or any affiliated person of ALPS during the period shown.
Fees paid to ALPS Fund Services, Inc. for serving as co-administrator:	$349,644
Fees paid to ALPS for providing Chief Compliance Officer services:	$30,000*
*Fee was paid by FAS, not the Fund.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or ALPS.

Information About ALPS and its Affiliates

ALPS is a subsidiary of ALPS Holdings, Inc. ("ALPS Holdings"). ALPS Holdings, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, stockholder services, active distribution, legal, tax and compliance services. ALPS Holdings conducts its business through its wholly owned subsidiaries, including:

•
ALPS, which is registered with the Securities and Exchange Commission ("SEC") as an investment adviser and commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation;

•	ALPS Fund Services, an administrator and SEC-registered transfer agent; and

•	ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., each a FINRA-registered broker-dealer, currently registered in all 50 states.

Prior to the transaction described in this paragraph, ALPS was a wholly owned subsidiary of DST Systems, Inc. ("DST"), a provider of sophisticated information processing and computer software products and services that support the mutual fund, investment management, brokerage, insurance and healthcare industries. On April 16, 2018, SS&C Technologies Holdings, Inc. ("SS&C") completed the merger contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 11, 2018, by and among DST, SS&C and Diamond Merger Sub, Inc., an indirect wholly owned subsidiary of SS&C ("Merger Sub"). Pursuant to the Merger Agreement, DST was acquired by SS&C through a merger of Merger Sub with and into DST (the "Merger"), with DST surviving the Merger as an indirect wholly owned subsidiary of SS&C.

As of December 31, 2017, ALPS had approximately $18.4 billion of assets under management and ALPS Holdings and its affiliates provided fund administration services to funds with assets in excess of $225 billion and distribution services to funds with assets of more than $158 billion.

The principal executive officer and directors of ALPS are:

Name	Principal Occupation
Edmund J. Burke	President, Director of ALPS Advisors
Jeremy O. May	Executive Vice President, Director of ALPS Advisors

The address of each principal executive officer and director of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The following officers or Directors of the Fund are also officers, employees, directors, general partners or shareholders of ALPS or its affiliates:

Name	Title with the Fund	Title with ALPS or its Affiliates
Christopher Moore	Secretary, Vice President	Senior Counsel, Vice President
Kathryn Burns	Treasurer	Director of Fund Operations, Vice President
Ted Uhl	Chief Compliance Officer	Chief Compliance Officer
Ryan Johanson	Assistant Treasurer	Fund Controller

Required Vote

The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum.

Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

As described above in this Proxy Statement, until the close of business on May 31, 2018, RMA served as a Co-Investment Adviser to the Fund. SIA, the Fund's other former Co-Investment Adviser, indicated to the Board at its May 10, 2018 meeting that it no longer intended to serve as a Co-Investment Adviser. As a result, the Board voted to approve the termination of the SIA relationship, effective as of June 1, 2018, and unanimously approved the New Sub-Advisory Agreement, pursuant to which, subject to Stockholder approval, RMA will provide sub-advisory services to the Fund. The overall advisory fees to be paid by the Fund will decrease if Stockholders approve the New Sub-Advisory Agreement and the New Advisory Agreement. A summary of the Board's considerations in approving the New Sub-Advisory Agreement is provided below in the section titled "Board Considerations."

The Proposal

Stockholders of the Fund are being asked to vote upon the appointment of RMA as a new sub-adviser to the Fund. If approved by Stockholders, the New Sub-Advisory Agreement will become effective upon the date of such approval.

Description of the New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement is set forth in Appendix B to this Proxy Statement.

The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, but for a more complete understanding of the agreement you should read the form of the New Sub-Advisory Agreement contained in Appendix B.

Services Provided by RMA. ALPS is expected to delegate daily management of the Fund's assets to RMA. The New Sub-Advisory Agreement provides that RMA will provide overall portfolio management services to the Fund through the coordination of the investment and reinvestment of the assets of the Fund and determination of the composition of the assets of the Fund, in accordance with the Fund's investment objective, policies and limitations, and oversight and investment guidelines established by ALPS and the Board of Directors.

Fees. Under the New Sub-Advisory Agreement, ALPS, not the Fund, will pay an annual sub-advisory fee to RMA in an amount equal to 0.8125% of the Fund's average Managed Assets.

Term. The New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, the New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Directors, including a majority of Independent Directors; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Fund's Directors, by the vote of a majority of the outstanding voting securities of the Fund, or ALPS, upon sixty (60) days' prior written notice to RMA.  In addition, the New Sub-Advisory Agreement may be terminated by RMA upon sixty (60) days written notice to ALPS.  The New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, if the New Advisory Agreement is assigned; if the New Sub-Advisory Agreement is assigned ("assignment," in each case, as defined in the 1940 Act); or if the New Advisory Agreement terminates for any other reason.  To the extent permitted by applicable law, the New Sub-Advisory Agreement will also terminate upon written notice by either party to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Liability of RMA. The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither RMA nor any of its officers, affiliates, employees or consultants shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by ALPS or the Fund as a result of any error of judgment or for any action or inaction taken in the absence of willful misconduct, bad faith or gross negligence by RMA or any of its officers, affiliates, employees or consultants with respect to the Fund.

Interim Sub-Advisory Agreement

Concurrent with the termination of the Former Advisory Agreements, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Directors, unanimously approved the Interim Sub-Advisory Agreement at an in-person meeting on May 10, 2018. The effective date for the Interim Sub-Advisory Agreement is June 1, 2018. The Interim Sub-Advisory Agreement is substantially similar to the New Sub-Advisory Agreement described above except for the term (i.e., the Interim Advisory Agreement is temporary and will expire on the earlier of the approval of the New Sub-Advisory Agreement  or 150 days from its effective date). The sub-advisory fee contained in the New Sub-Advisory Agreement will be paid to RMA by ALPS, not the Fund, and as a result will not cause any increase in fees paid by the Fund.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or RMA or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or RMA.

Information about RMA

RMA is located at 2121 E. Crawford Place, Salina, KS  67401. RMA is an Alaska limited liability company and an SEC-registered investment adviser. RMA is wholly owned by the Susan L. Ciciora Trust, an irrevocable trust domiciled in Alaska ("SLCT") and established by Susan L. Ciciora for the benefit of her sibling (John S. Horejsi) and her father's (Stewart R. Horejsi) issue. SLCT's address is c/o Peak Trust Company-AK, 3000 A St Ste 220, Anchorage, AK 99503.

The principal executive officer and directors of RMA are:

Name	Principal Occupation
Joel W. Looney	President and Assistant Investment Officer
Nicole L. Murphey	Chief Compliance Officer
Stephen C. Miller	Chief Legal Officer
Stewart R. Horejsi	Chief Investment Officer

The address of each principal executive officer and director of RMA is 2121 E. Crawford Place, Salina, KS 67401.

The following officers or Directors of the Fund are officers, employees, directors, general partners or shareholders of RMA:

Name	Title with the Fund	Title with the Sub-Adviser or its Affiliates
Joel W. Looney	President	President

RMA does not manage any other funds that have investment objectives similar to those of the Fund.

Required Vote

The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum.

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board of Directors, including the Independent Directors, met at an in-person meeting on May 10, 2018 to evaluate, among other things, ALPS and RMA, and to determine whether approving the New Advisory Agreement and the New Sub-Advisory Agreement (as well as the Interim Advisory Agreement and the Interim Sub-Advisory Agreement) was in the best interests of the Fund's Stockholders. In addition to the meeting on May 10, 2018, the Board met on May 3, 2018 to review various contract materials associated with the New Advisory Agreement and the New Sub-Advisory Agreement. At the Board meetings and throughout the process of considering the new agreements, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Board and its counsel reviewed materials furnished by ALPS and RMA and communicated with senior representatives of ALPS and RMA regarding their personnel, operations and financial condition. The Board also reviewed the terms of the New Advisory Agreement and the New Sub-Advisory Agreement and considered their possible effects on the Fund and its Stockholders. In this regard, the Directors spoke with representatives of ALPS and RMA during the Board meetings and in private sessions to discuss the anticipated effects of the new agreements.

During these meetings, the representatives of ALPS and RMA indicated their belief that the adoption of the new agreements would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior personnel and investment advisory personnel of RMA, who managed the Fund under the Former Advisory Agreement, to continue to provide these and other services to the Fund at the same levels; or (iii) the capability of ALPS to provide quality advisory services to the Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement

In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Directors, including the Independent Directors, considered the following factors:

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services to be provided by ALPS, the Directors considered the qualifications, experience and capability of ALPS' management and other personnel. The Directors considered, among other matters, the process by which ALPS plans to perform oversight of the Fund, including due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. The Board noted ALPS' continued and grown strength in the investment, compliance and oversight areas.

With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Directors considered the extent of care and conscientiousness with which the Sub-Adviser performed its duties, as well as the investment management process it used, as the Fund's former Co-Investment Adviser, in managing the assets of the Fund, including the experience and capability of the Sub-Adviser's management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund's investment policies and restrictions. The Directors considered the fact that Brendon J. Fischer, who served as one of the Fund's portfolio managers, will no longer serve as a portfolio manager; whereas Stewart R. Horejsi and Joel W. Looney, the other two portfolio managers for the Fund, will continue to serve in that capacity. The Directors noted the strong partnership between ALPS and the Sub-Adviser and the synergies gained by the Fund through this partnership. The Board also recognized the Sub-Adviser's continued commitment to the Fund.

The Directors considered assurances received from ALPS and the Sub-Adviser that the manner in which the Fund's assets are managed will not change as a result of the change in investment advisers, and that there is not expected to be any diminution in the nature, quality and extent of the advisory services provided to the Fund. Based on the totality of the information considered, the Directors concluded that the Fund was likely to benefit from the nature, extent and quality of ALPS' and the Sub-Adviser's services, and that ALPS and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund. The Board reviewed the Fund's investment performance over time and compared that performance to that of other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data. The Board considered the Fund's net asset value total return relative to the average and median returns for a group of open-end and closed-end funds determined to be most similar to the Fund by Broadridge in consultation with the Fund's lead Independent Director. After considering all of the information provided, and the limitations inherent in the Broadridge data, the Board concluded that the Fund's performance and the fact that RMA will continue to provide portfolio management services to the Fund, supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

The Directors considered that the Fund's investment objective will not change as a result of the new agreements and that one of the former Co-Investment Advisers will continue to act as the Fund's Sub-Adviser.

Fees and Expenses. The Board considered the fees payable under the Former Advisory Agreements and the New Advisory Agreement. In evaluating the costs of the services to be provided, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted the fee arrangement in place for the Fund under the Former Advisory Agreements. They noted that the former Co-Investment Advisers received an annual fee, payable monthly, of 1.00% of the value of the Fund's average monthly total net assets, plus leverage. The Board noted that the level of fees had been reduced from a rate of 1.25% to 1.00% in connection with the reorganization of the Fund which occurred in March 2015, moving the advisory fee rate closer to the median rate of fees charged by similarly situated investment advisers of closed-end funds included in the comparable funds expense universe. The Board further noted that the advisory fee of 1.00% under the Former Advisory Agreement will be lowered under the New Advisory Agreement to 0.95%, calculated monthly, of the Fund's Managed Assets. In this regard, the Board obtained information regarding the anticipated profitability for ALPS from serving in the role of sole administrator and investment adviser for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to ALPS from its relationship to the Fund. In particular, the Board reviewed the estimated costs to be incurred by ALPS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the advisory fee of 0.95% does not appear to be unreasonable based on the profitability of other investment management firms, a review of fees of similar peer funds, and the quality of the services to be provided by ALPS.

In considering whether implementing a fee waiver was appropriate, the Board examined the profitability of ALPS (including any indirect benefits received from its affiliates) and the overall reduction of the advisory fee and decided that a fee waiver was not necessary at this time.

The Directors considered that the fee to be paid to the Sub-Adviser was paid out of the fees paid to ALPS and that no separate fee for sub-advisory services would be charged to the Fund. The Directors further considered ALPS' belief that the compensation payable to the Sub-Adviser was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund. The Directors considered the overall contractual fee rate under the proposed arrangement.

Profitability and Economies of Scale. The Directors reviewed the profitability information provided by ALPS and the Sub-Adviser and considered whether they would be expected to realize economies of scale related to their work with the Fund, such that such economies should be shared with the Fund's Stockholders. The Board reviewed the fees charged by ALPS in providing similar advisory services to other registered investment companies, noting that in some cases the fees charged by ALPS were the same, or lower than, the fees to be charged to the Fund. It was noted, however, that with respect to the Fund, the portion of the advisory fee retained by ALPS after payment of the Sub-Adviser's fee was lower than any other registered closed-end fund advised by ALPS. With respect to whether assets had already risen, or would be expected to increase, to a level such that economies of scale might be realized by ALPS or the Sub-Adviser, the Board considered that the Fund's closed-end structure limited the likelihood of significant future increases in the Fund's asset levels which would reach the point where the imposition of breakpoints in the management fees would be appropriate. Accordingly, in consideration of each of ALPS and the Sub-Adviser's profitability levels and the improbability that any of them would benefit from significant economies of scale, the Board agreed that the fees charged by ALPS and the Sub-Adviser related to the Fund were appropriate. The Directors noted that the overall contractual fee rate would be lower under the new structure.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to ALPS or the Sub-Adviser as a result of their relationships with the Fund. The Directors considered details related to services that an affiliate of ALPS provides to the Fund: ALPS Fund Services served as the Fund's co-administrator and, effective as of June 1, 2018, will serve as the Fund's sole administrator. The Board also considered that the Sub-Adviser did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with the Fund. The Board concluded that the benefits accruing to ALPS and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by ALPS and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of ALPS and the Sub-Adviser was reasonable.

Other Considerations. In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and whether to recommend approval to Stockholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•
the fact that the terms of the New Advisory Agreement, though different in certain respects from those of the Former Advisory Agreements, are not materially different, except for the fact that, under the New Advisory Agreement, the Stockholders will pay a lower overall advisory fee;

•
assurances from ALPS that the manner in which the Fund's assets are managed will not change as a result of the engagement of ALPS as the Fund's investment adviser and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by ALPS and the Sub-Adviser;

•	ALPS' and the Sub-Adviser's financial condition;

•	the potential adverse effects on the Fund in the event the New Advisory Agreement and New Sub-Advisory Agreement are not approved; and

•
the fact that Stockholders of the Fund will bear the costs of the proxy solicitation. At this time, it is not anticipated that a proxy solicitation firm will be hired to assist with the proxy solicitation process.

Conclusion. Having requested and received such information from each of ALPS and RMA as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that approval of the New Advisory Agreement and New Sub-Advisory Agreement were in the best interests of the Fund and its Stockholders.

As a result of its review of the New Advisory Agreement and New Sub-Advisory Agreement, and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund and recommended such agreements be presented to Stockholders for their approval.

Approval of Interim Advisory Agreement and Interim Sub-Advisory Agreement

At its May 10, 2018 meeting, the Board of Directors, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement. The effective date for the Interim Advisory Agreement and Interim Sub-Advisory Agreement is June 1, 2018. The Board considered that the terms of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were substantially identical to those of the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, except for the term (i.e., the Interim Advisory Agreement and Interim Sub-Advisory Agreement are temporary and will expire on the earlier of Stockholder approval of the New Advisory Agreement and New Sub-Advisory Agreement or 150 days from the interim agreements' effective date). In light of the foregoing, the Directors, including the all of the Independent Directors, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were at least equivalent to the scope and quality of services provided under the Former Advisory Agreements. In addition, the Fund's overall advisory fees are lower under the Interim Advisory Agreement and Interim Sub-Advisory Agreement than under the Former Advisory Agreements. As a result of its review of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement for the Fund.

GENERAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Fund's common stock as of the Record Date by: (i) each person known to the Fund to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director of the Fund, (iii) each named executive officer of the Fund and (iv) all Directors and executive officers of the Fund as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Beneficial Owners of More Than 5%
Ernest Horejsi Trust No.1B(2) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	16,373,154	15.43%
Lola Brown Trust No. 1B(3) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	14,412,317	13.58%
Susan L. Ciciora Trust(4) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	5,472,675	5.16%
Stewart West Indies Trust(5) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	1,130,866	1.07%
Mildred B. Horejsi Trust(6) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	5,543,695	5.23%
Stewart R. Horejsi Trust No. 2(7) c/o Peak Trust Company-AK 3000 A Street, Suite 200 Anchorage, AK 99503	2,411,987	2.27%
Susan L. Ciciora(8) 2121 E. Crawford Place Salina, KS 67401	39,560(9)	0.04%
Ellen O. Cooper(10) 2121 E. Crawford Place Salina, KS 67401	60,590	0.06%
Aggregate Shares owned by Horejsi Affiliates(11)	45,444,844	42.83%
Directors, Director Nominees and Named Executive Officers(12)
Richard I. Barr	50,382	*
Dr. Dean L. Jacobson	15,191	*
Joel W. Looney(13)	59,276	*
Steven K. Norgaard	5,809	*
Stephen C. Miller	36,455	*
Kathryn Burns(14)	0	*
All Directors and executive officers as a group (8 persons)(15)	167,113	*

* Less than one percent.
(1) Based on 105,920,635 shares of common stock outstanding as of the Record Date.
(2) The trustees of the Ernest Horejsi Trust No. 1B (the "Ernest Trust") are Peak Trust Company-AK ("Peak Trust"), Susan L. Ciciora and Brian Sippy, M.D. Such trustees may be deemed to control the Ernest Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Ernest Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Ernest Trust. Accordingly, Peak Trust, Ms. Ciciora and Dr. Sippy disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Ernest Trust. In addition to serving as a trustee, Ms. Ciciora is also a discretionary beneficiary of the Ernest Trust. Stewart R. Horejsi is also a discretionary beneficiary of the Ernest Trust and, as a result of his advisory role with the trust, he may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Ernest Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Trust.
(3) The trustees of the Lola Brown Trust No. 1B (the "Lola Trust") are Peak Trust, Susan L. Ciciora and Laura E. Tatooles. Such trustees may be deemed to control the Lola Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Lola Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Lola Trust. Accordingly, Peak Trust, Ms. Ciciora and Ms. Tatooles disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Lola Trust. In addition to serving as a trustee, Ms. Ciciora is also a beneficiary of the Lola Trust. Stewart R. Horejsi is also a discretionary beneficiary of the Lola Trust and, as a result of his advisory role with the trust, he may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Lola Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Lola Trust.
(4) The trustee of the Susan L. Ciciora Trust (the "Susan Trust") is Peak Trust, which may be deemed to control the Susan Trust. As a result of his advisory role with the Susan Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Susan Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Susan Trust.
(5) The trustee of the Stewart West Indies Trust (the "West Indies Trust") is Peak Trust, which may be deemed to control the West Indies Trust. As a result of his advisory role with the West Indies Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the West Indies Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the West Indies Trust.
(6) The trustees of the Mildred B. Horejsi Trust (the "Mildred Trust") are Peak Trust, Susan L. Ciciora and Brian Sippy, M.D. Such trustees may be deemed to control the Mildred Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Mildred Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Mildred Trust. Accordingly, Peak Trust, Ms. Ciciora and Dr. Sippy disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the Mildred Trust. In addition to serving as a trustee, Ms. Ciciora is also a contingent beneficiary of the Mildred Trust. Stewart R. Horejsi is also the income beneficiary of the Mildred Trust and, as a result of his advisory role with the trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the Mildred Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Mildred Trust.
(7) The trustees of the Stewart R. Horejsi Trust No. 2 (the "SRH Trust") are Peak Trust, Laura Tatooles and Dr. Brian Sippy. Such trustees may be deemed to control the SRH Trust and may be deemed to possess indirect beneficial ownership of the shares held by the SRH Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the SRH Trust. Accordingly, Peak Trust, Ms. Tatooles and Dr. Sippy disclaim beneficial ownership of the shares beneficially owned, directly or indirectly, by the SRH Trust. As a result of his advisory role with the SRH Trust, Stewart R. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by the SRH Trust. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the SRH Trust.

(8) Susan L. Ciciora is the daughter of Stewart R. Horejsi.
(9) Excludes shares owned by the Ernest Trust, Lola Trust and Mildred Trust of which Ms. Ciciora is a co-trustee of each trust. Because none of the trustees of the Ernest Trust, Lola Trust or Mildred Trust, acting alone, can vote or exercise investment authority over the shares held by the respective trusts, Ms. Ciciora disclaims beneficial ownership of such shares. In addition to being a co-trustee of the Ernest Trust, Lola Trust and Mildred Trust, Ms. Ciciora is also a beneficiary of such trusts. As such, Ms. Ciciora also disclaims beneficial ownership of such shares.
(10) Ellen O. Cooper is the spouse of Stewart R. Horejsi.
(11) The Ernest Trust, Lola Trust, Susan Trust, West Indies Trust, Mildred Trust, SRH Trust, Ms. Ciciora and Ms. Cooper as well as other Horejsi-affiliated trusts, persons and entities associated with the Horejsi family are collectively referred to as the "Horejsi Affiliates."
(12) The address of each of the Directors, Director Nominees and Named Executive Officers identified is c/o Boulder Growth & Income Fund, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(13) Mr. Looney is the President and Principal Executive Officer of the Fund.
(14) Kathryn Burns is the Treasurer of the Fund.
(15) Includes Theodore Uhl, the Fund's Chief Compliance Officer, and Christopher Moore, the Fund's Secretary.

With respect to the Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 105,048,546 shares of common stock, which represents 99% of the outstanding shares of common stock.

In connection with the proposals, the Horejsi Affiliates have agreed to enter into an agreement relating to the voting and disposition of Fund shares with ALPS whereby: (1) the Horejsi Affiliates agree to be limited in all dispositions of Fund shares to the lesser of (i) an amount per month equal to 0.75% of the Horejsi Affiliates' aggregate investment in the Fund, this amount determined as of the date that ALPS commences as the Fund's investment adviser, or (ii) the amount the Horejsi Affiliates may otherwise be restricted to under applicable federal or state securities laws, rules, and regulations; and (2) the Horejsi Affiliates agree to vote all Fund shares that the Horejsi Affiliates may vote in favor of the recommendations made by the Fund's Board of Directors, to be effective for a period of eight years beginning from the date that ALPS becomes the Fund's investment adviser.

Other Information

Since the beginning of the Fund's most recently completed fiscal year, no Director has purchased or sold securities exceeding 1% of the outstanding securities of any class of ALPS, or any of its affiliated companies, or the Sub-Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Director or any of their immediate family members owned beneficially or of record any class of securities of ALPS, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

Proxy Solicitation

The Fund will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. In addition to the mailing of the proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Fund's Directors and officers or RMA's employees, none of whom will receive any additional compensation for such solicitation activities. At this time, the Fund does not anticipate that it will engage a proxy solicitation firm to assist in the solicitation of proxies for the Fund. However, the Fund reserves the right to engage such a solicitation firm at a future date, and if the Fund elects to do so, the solicitation firm will be: (i) required to maintain the confidentiality of all Stockholder information; (ii) prohibited from selling or otherwise disclosing Stockholder information to any third party; and (iii) required to comply with applicable telemarketing laws. If the Fund chooses to engage brokerage firms and others to forward solicitation material to Stockholders, the Fund will reimburse them for the expenses they incur in providing such services. The costs associated with this Proxy Statement are estimated to be $110,000.

Householding

One Proxy Statement is being delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the Stockholders.  The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any Stockholder at a shared address to which a single copy of the document was delivered.  Requests to receive a separate copy should be made in writing to the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203 or by calling 866-228-4853.  Requests to receive separate copies, or single copies in the case of Stockholders sharing an address, of the Fund's future proxy statements, annual reports to security holders or notices of internet availability of proxy materials should also be made in the same manner.

Other Service Providers

State Street Bank and Trust Company ("State Street"), located at 780 3rd Avenue, 8th Floor, New York, New York 10017, serves as the custodian to the Fund.

Computershare Trust Company, NA ("Computershare"), located at 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as the transfer agent to the Fund.

Cohen & Company Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Fund.

Other Matters to Come Before the Special Meeting

The Fund does not intend to present any other business at the Special Meeting, nor is the Fund aware that any Stockholder intends to do so.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Stockholder Communications with Board of Directors

Stockholders of the Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund and to the attention of the Board.  All such communications will be directed to the Board's attention.

Submission of Stockholder Proposals

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), wish to present proposals for inclusion in the proxy materials to be distributed by the Fund in connection with its 2018 annual meeting of Stockholders, must submit their proposals to the Fund's Secretary on or before June 12, 2018.

Apart from the Exchange Act Rule 14a-8 that addresses the inclusion of Stockholder proposals in the Fund's proxy materials, under the Fund's Bylaws, a Stockholder must follow certain procedures in order to nominate persons for election as directors or to propose an item of business at an annual meeting of Stockholders. These procedures provide that nominations for director nominees and/or an item of business to be proposed at an annual meeting of Stockholders must be submitted in writing to the Secretary of the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203.  To be timely, a Stockholder's written notice of such nominations or proposals must be received:

•            by 5:00 p.m., Mountain Standard Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting; or

•            by 5:00 p.m., Mountain Standard Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting.

Assuming that the Fund's 2018 annual meeting is held within 30 days of the anniversary of the 2017 annual meeting, the Fund must receive a Stockholder's notice to introduce a nomination or other item of business at the 2018 annual meeting by June 12, 2018.

There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Exchange Act Rule 14a-8.  In addition, Stockholders wishing to make proposals should refer to the Fund's Bylaws for proper procedure and notice content.  A copy of the Fund's Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203.

The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.  Additionally, approval of a Stockholder proposal by the Stockholders may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

VOTING INFORMATION

Voting Rights

Only Stockholders of record of the Fund on the Record Date may vote. Stockholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, there were 105,920,635 common shares of the Fund outstanding.

Each proxy solicited by the Board of Directors that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Fund understands that the New York Stock Exchange (the "NYSE") has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Stockholder of record of the Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver's license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver's license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker's statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a "legal proxy" from your broker, bank or other intermediary and present it at the Meeting. You may call 866-228-4853 to obtain directions to the site of the Meeting.

Quorum; Adjournment

For purposes of this Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote common shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as common shares that are present. However, with respect to any vote requiring greater than a majority of outstanding shares entitled to vote, abstentions and broker non-votes will have the same effect as votes against the proposal.

Under Maryland law and the bylaws the Fund, the only matters that may be acted on at a special meeting of Stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any procedural matter is submitted to Stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.

If the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies is submitted to Stockholders for approval, the vote required for Stockholders to adjourn the Special Meeting is the affirmative vote of a majority of all the votes cast on the matter by Stockholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not affect the outcome of the vote. Under Maryland law, the Special Meeting may be adjourned or postponed from time to time to a date not more than 120 days after the Record Date.

Vote Required

Approval of each proposal by the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement.

Appendix List

Appendix A – Form of New Advisory Agreement

Appendix B – Form of New Sub-Advisory Agreement

 Appendix A

Form of New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the "Agreement") is made and entered into as of this 17th day of July 2018, by and between ALPS Advisors, Inc., a Colorado corporation (the Adviser"), and Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund").

WHEREAS, the Fund is registered as a closed-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Agreement has received the requisite approval (as required under the 1940 Act) of the Board of Directors (the "Board") of the Fund and the majority of the Fund's stockholders, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1            Appointment of the Adviser.  The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Amendment and Restatement, as may be amended from time to time (the "Articles"), and in accordance with the stated investment objectives, policies and restrictions of the Fund as from time to time are in effect pursuant to the Fund's Prospectus and Statement of Additional Information or the direction of the Board (the "Investment Policies"), and in the manner and to the extent as may from time to time be approved by the Board.  The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund with full discretion to invest and reinvest the Fund's assets in accordance with the Articles and the Investment Policies, subject to the Board's general supervision and direction.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.            Delivery of Fund Documents.  The Fund has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.            Articles;

b.             By-laws (the "By-Laws");

c.	Resolutions of the Board of Directors of the Fund selecting ALPS Advisors, Inc. as Adviser to the Fund and approving the form of this Agreement; and

d.	the Fund's most recently filed Registration Statement on Form N-2, including its Prospectus and Statement of Additional Information (the "Registration Statement").

The Fund will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.            Services provided by the Adviser. Subject to the general supervision and direction of the Board, the Adviser will: (a) manage the Fund's assets and continuously invest and reinvest the Fund's assets on a fully discretionary basis; (b) furnish a continual investment program for the Fund in accordance with the Fund's Investment Policies; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Fund with access to certain office facilities, which may be the Adviser's own offices; (f) determine what securities shall be purchased for the Fund, and what securities shall be held or sold by the Fund; (g) determine what portion of the Fund's assets shall be held uninvested; (h) review asset allocations and investment policies with the Board every quarter; (i) advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund; and (j) otherwise manage the Fund's business affairs.

In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities or other assets that the Fund may hold or contemplate purchasing.  Further, the Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

The Adviser may provide the services described above and noted elsewhere in this Agreement, either directly or by appointing suitable sub-advisers (each a "Sub-Adviser" and collectively, the "Sub-Advisers").  The Adviser's responsibilities under Section 7 (brokerage selection), Section 9 (books and records), Section 10(b) (valuation and significant events) and Section 11 (voting) with respect to a Sub-Adviser's Sub-Account (defined below) may be fulfilled by that Sub-Adviser, as determined appropriate by the Adviser, in consultation with the Fund. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Fund.  Further, Sub-Advisers shall serve as such only pursuant to a written agreement that complies in all respects with, and has been approved in accordance with, applicable requirements of the 1940 Act.  With respect to any and all Sub-Advisers, the Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to serve as such with respect to the assets of the Fund to be allocated to separate sub-accounts ("Sub-Accounts") of such Sub-Adviser; (b) monitor and evaluate the investment performance of each Sub-Adviser's Sub-Account; (c) allocate and reallocate the portion of the Fund's assets to be managed by each Sub-Adviser in its Sub-Account; (d) recommend terminations or additions of Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers relative to the Sub-Accounts to ensure compliance with the Fund's Investment Policies and applicable laws, including the 1940 Act and Internal Revenue Code of 1986, as amended; (f) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Fund's Investment Policies and with any other policies, restrictions, guidelines or limitations of the Fund or the Adviser relative to the Sub-Adviser's management of the Sub-Account; and (g) provide reports and information to the Fund regarding the Sub-Advisers and their performance as the Fund may reasonably request from time to time.  Unless otherwise agreed to by the Fund, Sub-Advisers will be compensated from the Adviser's fee hereunder and will not receive a separate fee from the Fund.

The Adviser is also responsible for making recommendations to the Board regarding, and monitoring (for purposes of 1940 Act compliance, general market conditions and otherwise), the Fund's use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund's issuance of preferred shares (or other "senior securities" in the form of debt or stock pursuant to Section 18 of the 1940 Act) if any (which may be completed through the employ of a suitable Sub-Adviser). Notwithstanding anything contained herein to the contrary, should a Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission ("SEC") or its staff, may cause senior securities concerns, the Fund acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Adviser.

The Adviser will also provide ongoing secondary market and shareholder support to the Fund by the provision of: a toll free phone line with registered representatives; as determined appropriate by the Adviser, create presentations and other marketing material for the Fund; and create website architecture, design, layout and provide maintenance to such site.

In all of its activities hereunder, the Adviser and its directors, officers and employees shall act in strict conformity with the Investment Policies, the Articles and By-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and any and all other applicable laws, rules or regulations.

4.            Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its services under this Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund and compensation of Sub-Advisers (except as otherwise agreed to in writing by the Fund).  The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing the Fund's portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

5.            Compensation of the Adviser.  In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Fund a management fee, calculated on a monthly basis at the annual rate of 0.95% of the Fund's average Managed Assets" during the month. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). For this purpose, asset values will be the same as those that the Fund uses to calculate its daily net asset value pursuant to the requirements of the 1940 Act.  If the Adviser provides services to the Fund under this Agreement for a period of less than a full calendar month, the Advisory Fee will be proportionately reduced to reflect only the number of days during the month the Fund was under the Adviser's management.  Compensation of Sub-Advisers shall be paid from the amounts paid to the Adviser hereunder, unless otherwise agreed to in writing by the Fund.

6.            Services to Other Accounts.  The Fund understands that the Adviser acts as investment adviser to other managed accounts.  Whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security or other assets, available purchase or sale opportunities will be allocated among the Adviser's advisory accounts in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be fair and equitable to each entity under the specific circumstances and consistent with Adviser's fiduciary duties.  The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.  In addition, the Fund understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.            Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of securities and other assets for the account of the Fund, neither the Adviser nor any of its directors, trustees, officers, employees or other "affiliated person" (as that term is defined in the 1940 Act) will act as a principal or agent or receive any commission or other compensation with respect to such purchases or sales.   The Adviser shall arrange for the placing of all orders for the purchase and sale of securities or other assets for the Fund's account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Subject to the foregoing, the Adviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients in addition to the Fund.

8.            Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described herein.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.            Books and Records.  The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 31a-l under the 1940 Act. The Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund at any time upon reasonable request, including facsimile, as soon as practicable.  Upon termination of this Agreement, the Adviser, at it expense, shall promptly upon demand, return to the Fund any and all such records in a format reasonably requested by the Fund. The Adviser shall not be required to maintain books and records that are required to be maintained by the Fund's administrator (other than those that the Adviser is nevertheless required to maintain pursuant to applicable laws and regulations).

10.            Reports, Information and Valuation.  (a) The Adviser will furnish to the Fund, from time to time and as the Fund may request, reports and other data or information on portfolio transactions and reports and other data or information on investments held in the portfolio or regarding the Sub-Advisers, all in such detail and in such frequency as may be reasonably requested from time to time. The Adviser will also provide the Fund, on a regular basis, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Adviser.  The Adviser will make available its officers and employees to discuss with the Board the investments of the Fund and the Sub-Advisers' performance, quarterly, or upon due notice, at a time requested by the Board. The Adviser further agrees that it will not change the Fund's investment strategies, as set forth in the Investment Policies, without the Fund's approval, or change portfolio managers or portfolio management team members, or other key personnel, without providing prompt notice to the Fund.

(b) On an ongoing basis, the Adviser shall monitor market developments for significant events occurring after the close of the primary markets for particular portfolio investments that may materially affect their value, and shall promptly notify the Fund of any such event that comes to the Adviser's attention.  In addition, the Adviser will respond promptly to a request from the Fund for information needed to assist the Fund in the valuation of any portfolio investment, and to provide to the Fund such information as is in the Adviser's possession regarding the same.

(c) The Adviser shall also cooperate with the Fund's legal counsel, any counsel to the Fund's directors who are not "interested persons" of the Fund (as that term is defined under the 1940 Act) and the Fund's independent public accounting firm.

11.            Voting.  The Adviser will, unless and until otherwise directed by the Fund, exercise all investor rights with respect to assets held by the Fund, including but not limited to voting proxies pursuant to its proxy voting policies and procedures. If requested by the Fund, the Adviser will report to the Fund regarding such voting in a format reasonably requested by the Fund.  The Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund in compliance with the requirements of Rule 206(4)-6 under the Advisers Act.  The Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund.  Upon request, the Adviser shall provide the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information as required by applicable law.

The Adviser will promptly inform and forward to the Fund any and all information received by Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund's portfolio investments.

12.            Compliance Matters.  The Adviser shall promptly provide the Fund's Chief Compliance Officer ("CCO"), upon request, copies of its policies and procedures for compliance by the Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Adviser shall cooperate with the CCO as to facilitate the CCO's performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Board on the operation of the Adviser's compliance policies and procedures and shall promptly report to the CCO any "Material Compliance Matter" as defined by Rule 38a-1(e)(2). At least annually, the Adviser shall provide a certification to the CCO to the effect that the Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Adviser with the Federal Securities Laws.

13. Representations and Certifications.  The Fund makes the following representations to the Adviser:

(i) the Fund is a Maryland corporation duly registered as a closed-end management investment company under the 1940 Act;

(ii) the execution, delivery and performance by the Fund of this Agreement are within the Fund's powers and have been duly authorized by all necessary action on the part of the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement;

(iii) the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under  any provision of applicable law, rule or regulation, the Declaration, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(iv) this Agreement is a valid and binding agreement of the Fund, enforceable against it in accordance with the terms hereof.

The Adviser makes the following representations to the Fund:

(a)            The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Fund of the occurrence of any pending or existing event or circumstance that would disqualify Adviser or its directors, officers or employees from serving as investment adviser, director or officer of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)            The Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

(c)            The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement.

(d)            The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)            This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

(f)            The Form ADV of the Adviser, to be provided to the Fund in connection with the execution of this Agreement, is a true and complete copy of the form as currently in effect.

(g)            The Adviser's Code of Ethics, as provided to the Fund in connection with the approval of this Agreement, has been duly adopted by the Adviser and meets the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

(h)            The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(i)            The Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Federal Securities Laws (as defined under the 1940 Act and the Advisers Act).

(j)            There is no material fact provided by the Adviser respecting or relating to the Adviser that is contained in the Registration Statement that is untrue or inaccurate in any material respect. The Adviser will notify the Fund promptly of any material fact that the Adviser previously provided respecting or relating to the Adviser that is contained in the Registration Statement that becomes untrue or inaccurate in any material respect.

All representations and warranties made pursuant to this section shall survive for the duration of this Agreement, and each party hereto, upon becoming aware that any of its representations and warranties are no longer true in a material respect, shall promptly notify the other party.

Within forty-five (45) days after the end of each calendar year during that this Agreement is in effect, and as otherwise requested by the Fund, the Adviser shall certify to the Fund that it has complied with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act during the previous year and that there has been no material violation of the Adviser's Code of Ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  Upon the Fund's written request, the Adviser shall permit the Fund to examine the reports required to be provided to the Adviser under Rule 17j-1 and Rule 204A-1, and all other records relative to the Adviser's Code of Ethics.

14.            Duration, Termination and Interpretation of this Agreement.  This Agreement shall remain in force for an initial term of two years.  The Agreement shall continue thereafter only so long as such continuance is specifically approved at least annually by the Board and by a majority of the members of the Board who are not interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund.  The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days written notice to the Adviser, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Fund.

This Agreement shall automatically terminate in the event of its assignment.  The Adviser agrees to provide the Fund with reasonable written notice of any event(s), transaction(s) or circumstance(s), that could result in an assignment of the Agreement.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended or interpreted by the SEC or its staff, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.   Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.            Amendment of this Agreement.  A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or removal is sought.  An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Fund, in accordance with the 1940 Act.  To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16.            Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Counsel

To the Fund at:

Boulder Growth & Income Fund
1290 Broadway, Suite 1100
Denver, CO 80203
Attention: Secretary

17.            Entire Agreement; Governing Law; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.  To the extent that the laws of the State of Delaware conflict with applicable provision of the 1940 Act, the latter shall control.  There are no third party beneficiaries of this Agreement.

18.            Confidentiality.  Any information about a party hereto that such party, supplies to the other party to this Agreement, which is not otherwise in the public domain or previously known to the receiving party, shall be regarded as confidential and held in the strictest confidence. Similarly, any information about a party hereto that is generated or recorded by the other party hereto pursuant to this Agreement, which is not otherwise in the public domain, also shall be regarded as confidential and held in the strictest confidence (such information, together with the information referenced in the previous sentence, collectively, "Confidential Information"). Confidential Information includes, but is not limited to: the books and records referenced in Section 9 hereof, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, the transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement.

No party may use Confidential Information about the other party, except solely: (i) for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. Notwithstanding the foregoing, the Fund may disclose Confidential Information regarding the Adviser to a third party for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities.  Lastly, the Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the 1940 Act or SEC rules or regulations applicable to the Fund.

Nothing in this Agreement shall be construed to prevent the Adviser from lawfully giving other persons investment advice about, or lawfully trading on their behalf in, the shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

19.            Use of Name.  The Fund consents to the Adviser's use of the Fund's name and/or logo in Adviser marketing materials, materials indicating that the Fund is a client of the Adviser, or any other materials or filings reflecting the Adviser's relationship with the Fund. The Fund may utilize the name of the Adviser, to indicate its engagement as the Fund's investment adviser, as required for applicable rules and regulations, or as otherwise approved by the Adviser.

20.            Miscellaneous.  Neither the holders of shares of the Fund nor the officers or directors of the Fund in their capacities as such shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. The preceding sentence, and Sections 8, 9, 14 (regarding interpretation), 16, 17, 18 and 20 shall survive the termination of this Agreement.

21.            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.                                                                      BOULDER GROWTH AND INCOME FUND, INC.

By:                                                                                                  By:

Name:            Edmund Burke                                                       Name:             Joel Looney
Title:            President                                                                        Title:             President

Appendix B

Form of New Sub-Advisory Agreement

BOULDER GROWTH & INCOME FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT, dated as of  July 17, 2018, by and between ALPS Advisors, Inc. (the "Investment Adviser"), a Colorado corporation having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203, and Rocky Mountain Advisers, LLC, an Alaska limited liability company (the "Sub-Adviser"), having its principal place of business at 2121 E. Crawford Place Salina, KS  67401.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of July 17, 2018 with the Boulder Growth & Income Fund, Inc. (the "Fund"), a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Adviser desires to retain Sub-Adviser to render portfolio management and other services to the Fund in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Fund, to select investment sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser with respect to the Fund.

 NOW, THEREFORE, Investment Adviser and Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

Investment Adviser hereby appoints Sub-Adviser to act as a sub-adviser to the Fund, and in accordance with the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The Fund's assets will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of Sub-Adviser.  The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and, other than as specified herein, Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.  Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER

A.  As sub-adviser to the Fund, Sub-Adviser will provide overall portfolio management services to the Fund through the coordination of the investment and reinvestment of the assets of the Fund and determination of the composition of the assets of the Fund.

The Sub-Adviser (and its directors, managers, officers and employees) shall perform all services under this Agreement on a discretionary basis, subject to the general direction, supervision and control of the Investment Adviser and the Fund's Board of Directors, and in strict conformity with: (i) the Investment Company Act, the Advisers Act and any and all other applicable laws; (ii) the Fund's Articles of Amendment and Restatement and bylaws; (iii) any and all investment guidelines, instructions and directions provided by the Investment Adviser or the Fund; (iv) the Fund's compliance policies, procedures and guidelines; and (v) the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund's Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act, as currently in effect and as supplemented and/or amended from time to time (respectively,  the "Prospectus",  the "Statement of Additional  Information", and the "Registration Statement"), as each may be modified from time to time (the documents described in (ii) through (v) above, the "Fund Documents"). Prior to the commencement of the Sub-Adviser's services hereunder, the Investment Adviser shall provide Sub-Adviser with current copies of the Fund Documents.  Investment Adviser undertakes to provide Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund Documents, and Sub-Adviser will not need to comply until a copy has been provided to Sub-Adviser.

Notwithstanding anything contained herein to the contrary, should Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission ("SEC") or its staff, may cause senior securities concerns, the Investment Adviser acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Investment Adviser.  The Investment Adviser, and not the Sub-Adviser, is responsible for making recommendations to the Fund regarding, and monitoring (for purposes of Investment Company Act compliance, general market conditions and otherwise), the Fund's use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund's issuance of preferred shares (or other "senior securities" in the form of debt or stock pursuant to Section 18 of the Investment Company Act), if any.

The Sub-Adviser shall fully cooperate with the Fund's and the Investment Adviser's Chief Compliance Officers, the Fund's legal counsel, any counsel to the Fund's directors who are not "interested persons" of the Fund (as that term is defined under the Investment Company Act) and the Fund's independent public accounting firm.

B.  All directions, orders or instructions for the purchase or sale of securities or instruments will be transmitted from the Sub-Adviser to the Investment Adviser for execution of such order using the brokers or other parties as selected by the Investment Adviser.  The transmission of such orders from the Sub-Adviser to the Investment Adviser will be made using such security protocols and in the manner prescribed by the Investment Adviser. The Sub-Adviser retains all responsibility for such trades and for such recommendations or directions made.

C.  The Sub-Adviser will furnish to the Investment Adviser and the Fund, from time to time and as the Investment Adviser may request, reports and other data or information on portfolio transactions and reports and other data or information on the Fund's assets, all in such detail and in such frequency as may be reasonably requested from time to time. The Sub-Adviser will also provide the Investment Adviser and the Fund, upon the Investment Adviser's or the Fund's request, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Sub-Adviser.  The Sub-Adviser will make available its officers and employees to meet with the Investment Adviser and the Fund's Board of Directors to review the investments of the Fund, on a quarterly, or upon due notice, at a time requested by the Investment Adviser or the Fund's Board of Directors.

D.  Investment Adviser understands and agrees that Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by Sub-Adviser for the Fund.  Sub-Adviser's authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may direct transactions for the Fund at the same or similar times.

E.  The Sub-Adviser also will promptly furnish and make available to the Fund such information concerning the Sub-Adviser and its services hereunder as the Investment Adviser or the Fund may request in the preparation of the Fund's or the Investment Adviser's regulatory filings, reports and other documents or in the fulfillment of its other compliance obligations.  The Sub-Adviser will review draft filings, reports and other documents provided to it, and provide comments/corrections to the same on a timely basis.  In addition, the Sub-Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Investment Adviser or the Fund (or their officers) from time to time.

F.  The Sub-Adviser shall promptly provide the Investment Adviser's and the Fund's Chief Compliance Officer ("CCO"), upon request, copies of its policies and procedures for compliance by the Sub-Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-1 under the Investment Company Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Sub-Adviser shall fully cooperate with the CCO as to facilitate the CCO's performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Fund's Board of Directors on the operation of the Sub-Adviser's compliance policies and procedures and shall promptly report to the CCO any "Material Compliance Matter" as defined by Rule 38a-1(e)(2). At least annually, the Sub-Adviser shall provide a certification to the CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Sub-Adviser with the Federal Securities Laws.

G.   The Sub-Adviser will maintain all books and records relating to investment decisions, trade orders and similar undertakings of the Sub-Adviser under this Agreement required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 31a-l under the Investment Company Act, and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Investment Adviser and the Fund at any time upon request, including facsimile, without delay, during any business day.  Upon termination of this Agreement, the Sub-Adviser, at its expense, shall promptly upon demand, return to the Investment Adviser and the Fund any and all such records.  The Sub-Adviser shall not be required to maintain books and records that are required to be maintained by the Fund's administrator other than as required of it by applicable laws and regulations.  Sub-Adviser shall file with the SEC all forms pursuant to the 1934 Act with respect to its duties as are set forth herein.

H.  The Investment Adviser will exercise all investor rights with respect to the Fund's assets, including voting proxies in accordance with the Investment Adviser's then-current proxy voting policies and procedures.  Investment Adviser will provide the Sub-Adviser with an opportunity to review the proxy votes prior to such vote being made, at which point the Sub-Adviser may direct the Investment Adviser to change the Fund's vote on any particular proxy matter relating to the Fund's portfolio securities, or otherwise provide advice or recommendations on such proxy votes as Investment Adviser might request from time to time.  The Sub-Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that, to the extent Sub-Adviser is responsible for voting proxies, it votes such proxies in the best interest of its clients in compliance with the requirements of Rule 206(4)-6 under the Advisers Act.  The Sub-Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund and the Investment Adviser.  Upon request, the Sub-Adviser shall provide the Investment Adviser and the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information in the Fund's prospectus or as otherwise required by applicable law.

I.  The Sub-Adviser will promptly inform and forward to the Investment Adviser any and all information received by Sub-Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund's portfolio investments.

4.	VALUATION

On an ongoing basis, the Sub-Adviser shall monitor market developments for significant events occurring after the close of the primary markets for Fund assets that may materially affect their value, and shall promptly notify the Investment Adviser of any such event that comes to the Sub-Adviser's attention.  In addition, the Sub-Adviser will respond promptly to any request from the Investment Adviser or the Fund for information needed to assist the Fund in the valuation of any Fund asset, and to provide to the Investment Adviser or the Fund such information as is in the Sub-Adviser's possession regarding the same.

5.  COMPENSATION OF SUB-ADVISER

Investment Adviser will pay Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix A hereto.  Investment Adviser and Sub-Adviser agree that all fees shall become due and owing to Sub-Adviser promptly after the termination date of Sub-Adviser with respect to the Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date.  The annual base fee will be prorated for such fees owed through the termination date.  In addition, Investment Adviser shall be responsible for all extraordinary expenses incurred by Sub-Adviser in connection with the performance of its duties hereunder, including, but not limited to, expenses incurred with respect to proxy voting execution, advice and reporting.  The Sub-Adviser acknowledges and agrees that the Fund has no responsibility or liability for paying any fees to Sub-Adviser (or reimbursing Sub-Adviser for any costs or expenses) under this Agreement, and that all fees owed to Sub-Adviser hereunder shall be payable by the Investment Adviser.

6.	LIABILITY AND INDEMNIFICATION

A.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law,  neither Sub-Adviser nor any of its officers, affiliates, employees or consultants (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by Investment Adviser or the Fund as a result of any error of judgment or for any action or inaction taken in the absence of willful misconduct, bad faith or gross negligence by the Sub-Adviser or its Affiliates with respect to the Fund.

B.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law, Sub-Adviser shall indemnify and hold harmless Investment Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject at common law or otherwise, arising out of any of Sub-Adviser action or inaction under this Agreement taken with or arising from any willful misconduct, fraud, reckless disregard or gross negligence, or breach of fiduciary duty of the Sub-Adviser; provided however, Sub-Adviser shall not indemnify or hold harmless the Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due directly to (i) any breach by the Investment Adviser of a Adviser representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of, or breach of fiduciary duty by the Investment Adviser in the performance of any of its duties or obligations hereunder.

C.  Notwithstanding anything in this Agreement to the contrary contained herein, Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to Investment Adviser or the Fund resulting from any event beyond the reasonable control of Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.  Sub-Adviser shall at all times while this Agreement is in effect have adopted and instituted commercially reasonable business continuity and disaster recovery policies and procedures.

7.	REPRESENTATIONS OF THE INVESTMENT ADVISER

Investment Adviser represents, warrants and agrees that:

A.  Investment Adviser has been duly authorized by the Directors of the Fund to delegate to Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B. Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

C.  Investment Adviser acknowledges receipt of Sub-Adviser's Form ADV.

D.  Investment Adviser shall provide (or cause the Fund's custodian to provide) timely information to Sub-Adviser regarding such matters as the composition of Fund assets, cash requirements and cash available for investment by the Fund, and all other information as may be reasonably necessary for Sub-Adviser to perform its duties hereunder.

E.  The Investment Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

F. The execution, delivery and performance by the Investment Adviser of this Agreement are within the Investment Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Investment Adviser for the execution, delivery and performance by the Investment Adviser of this Agreement.

G.                The execution, delivery and performance by the Investment Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Investment Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Investment Adviser.

H.                This Agreement is a valid and binding agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

8.	REPRESENTATIONS OF THE SUB-ADVISER

Sub-Adviser represents, warrants and agrees as follows:

A.  Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.  Sub-Adviser has duly adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, and will provide Investment Adviser with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Investment Adviser, Sub-Adviser will furnish to Adviser, such records as may be reasonably required.by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

C.  Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Federal Securities Laws as defined under the Advisers Act and the Investment Company Act.

D.  Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E.  The Form ADV of the Sub-Adviser, as provided to the Investment Adviser and the Fund in connection with the approval of this Agreement, is a true and complete copy of the form as currently in effect.

F.   There is no material fact respecting or relating to the Sub-Adviser that is contained in the Registration Statement  that is untrue or inaccurate in any material respect. Sub-Adviser will notify the Investment Adviser and the Fund promptly of any material fact respecting or relating to Sub-Adviser that is not contained in the Registration Statement or of any statement contained therein respecting or relating to Sub-Adviser that becomes untrue or inaccurate in any material respect.

G.                There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which Sub-Adviser or any of its "affiliated persons" is a party, or to which any of the assets of the Sub-Advises is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser's condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Sub-Adviser's assets; (iii) materially impair the Sub-Adviser's ability to discharge its obligations under this Agreement.  The Sub-Adviser has not received any notice of an investigation by the SEC or any state regarding the Federal Securities Laws (as defined under the Investment Company Act and the Advisers Act).

H.  The Sub-Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

I. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

J.  The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

K.  This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.	NON-EXCLUSIVITY

The services of Sub-Adviser to the Investment Adviser and the Fund are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, managers, officers, and  employees of Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or employees of any other firm or corporation.

10.	SUPPLEMENTAL ARRANGEMENTS

Subject to Sections 13 and 20 hereof, and the requirements of applicable law, Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of Sub-Adviser, and neither Investment Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

11.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Directors of the Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund, and the Investment Adviser, may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors and the Investment Adviser, to evaluate the terms of this Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Fund's Directors, by the vote of a majority of the outstanding voting securities of the Fund, or the Investment Adviser, upon sixty (60) days' prior written notice to Sub-Adviser.  In addition, this Agreement may be terminated by Sub-Adviser upon sixty (60) days written notice to the Investment Adviser.  This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Investment Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  To the extent permitted by applicable law, this Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12..	AMENDMENTS TO THE AGREEMENT

A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by both parties.  In addition, any material amendment to this Agreement is not effective unless it is made in accordance with the Investment Company Act and the rules or regulations thereunder (including consideration of any exemptive relief granted by the SEC, whether such approval are required by Section 15 of the Investment Company  Act as interpreted by the SEC or its staff, or if the SEC has granted an exemption from such approval requirement otherwise), though the (i) vote of a majority of the Directors who are not interested persons cast in person at a meeting called for the purpose of voting on such approval and, if necessary, (ii) is specifically approved by the vote of a majority of the outstanding voting securities of such Fund.

13.	ASSIGNMENT

This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Investment Company Act).  The Sub-Adviser agrees to provide the Investment Adviser and the Fund with immediate written advance notice of any event(s), transaction(s) or circumstance(s), whether actual, proposed or expected, that could result in an "assignment" of the Agreement. The Sub-Adviser shall promptly reimburse the Fund for any and all costs and expenses incurred by the Fund, or its officers, directors or employees, in connection with any actual, proposed or expected "assignment" of the Agreement (even if a proposed or expected "assignment" ultimately does not take place).

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter of this Agreement.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered if sent in accordance with this paragraph.

For:	ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Attn: Counsel

	For:	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, Kansas 67401

17.	SEVERABILITY AND SURVIVAL

         Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.  Sections 5 (regarding payment of any fees, post-termination), 6 (as it may relate to liability or indemnification duties relating to actions taken pursuant to this Agreement), 14, 15, 16, 17, 18, 19 and 20 shall survive the termination of this Agreement, except as context requires.

18.	GOVERNING LAW; NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.  There are no third party beneficiaries of this Agreement, except for the Fund.

19.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party or of the Fund.  Confidential Information also includes, but is not limited to: the records maintained pursuant to this Agreement, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, or the transactions in securities or other assets effected or to be effected on behalf of the Fund. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

No party may use Confidential Information about the other party or the Fund, except solely: (i) for the legitimate business purposes for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party or the Fund, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. Notwithstanding the foregoing, the Investment Adviser may disclose Confidential Information regarding the Sub-Adviser to a third party for the legitimate business purposes of the Investment Adviser or the Fund for which the Confidential Information was provided, generated or recorded.  Further, notwithstanding the foregoing, the Sub-Adviser may provide a copy of this Agreement and a copy of the Registration Statement, both of which are publicly available on the SEC's website, to counterparties and futures commission merchants, swap clearinghouses or swap execution facilities, as required as part of such entity's due diligence.  Sub-Adviser may also provide a copy of the Investment Advisory Agreement between the Fund and the Investment Adviser, which is publicly available on the SEC's website, for purposes of confirming that there are no provisions therein that may limit the use of derivatives.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities.  Lastly, the Sub-Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the Investment Company Act.

21.	USE OF NAMES.

During the term of this Agreement: (a) the Investment Advisor shall have permission to use the Sub-Advisor's name in the marketing of the Fund, and agrees to furnish the Sub-Advisor all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Advisor in any way; and (2) the Sub-Advisor shall have permission to use the Advisor's name in general marketing of the Sub-Advisor's services and client lists.

22.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

ALPS Advisors, Inc. By: ______________________________________ Name: Title:	Rocky Mountain Advisers, LLC By: ______________________________________ Name Title

APPENDIX A
TO
INVESTMENT SUB-ADVISORY AGREEMENT

Investment Adviser shall pay to Sub-Adviser on a monthly basis a fee at the annual rate of 0.8125% of the Fund's average monthly net assets (plus amounts attributable to leverage).  Such payment to the Sub-Adviser shall be due from the Investment Adviser within thirty (30) days of month end.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
ALPS Fund Services
1290 Broadway, Suite 1100
Denver, CO 80203
on July 17, 2018

Please detach at perforation before mailing.

PROXY

BOULDER GROWTH & INCOME FUND, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2018
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  The undersigned holder of shares of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christopher A. Moore, Joel W. Looney and Stephen C. Miller, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders (the "Meeting") to be held at the offices of ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, CO 80203, at 10:00 A.M., Mountain Standard Time, on July 17, 2018, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein).  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast will be cast as instructed on the reverse side.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-337-3503

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
BIF_29969_060418

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Stockholder Meeting to Be Held on July 17, 2018.
The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/bld-29969

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSALS.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A Proposals	THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSALS.
                                                                        FOR                    AGAINST                ABSTAIN
1.	To approve a new investment advisory agreement between the Fund and ALPS Advisors, Inc. ("ALPS"). ☐ ☐ ☐

2.	To approve a new sub-advisory agreement with respect to the Fund between ALPS and Rocky Mountain Advisers, LLC. ☐ ☐ ☐

3.	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

B     Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below                                                                                                  Signature 1 ─ Please keep signature within the box                                          Signature 2 ─ Please keep signature within the box
       /      /

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